EXHIBIT 99.1

                                  $499,453,283*

                                 (*approximate)
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                    Pass-Through Certificates, Series 1998-2
--------------------------------------------------------------------------------

LAUNCH: Tuesday, March 3rd                          PRICE: Wednesday, March 11th

         INVESTOR CALL: Friday, March 6th (1pm EST) - details to follow

Depositor:              Bear Stearns Mortgage Securities Inc. ("BSMSI")

Sellers: SunAmerica Life Insurance Company, SunAmerica Inc. and certain of its direct and indirect subsidiaries

Trustee:                The Bank of New York

Rating Agency:          Moody's Investors Service, Inc.

Cut-Off Date:           February 1, 1998 with respect to the Underlying Mortgage
                        Loans (the "Mortgage Loan Information Date") and as of the February 1998 Pooled Security Distribution Dates
                        (the "Pooled Security Information Date")

Settlement Date:        March 27, 1998, through DTC

Distribution Date:      Fifth Business Day after the 25th day of the month or
                        next succeeding Business Day, beginning April 1, 1998

Legal Structure:        REMIC

ERISA Eligibility:      The Certificates are not ERISA eligible
SMMEA Eligibility:      The Certificates are not SMMEA eligible Risk Factors:
                        See summary of Risk Factors attached hereto
Summary of Certificates:

====================================================================================================================================
                  Certificate         % of            Moody's      Certificate
   Class         Size (+/- 10%)    Transaction        Rating           Rate                Spread                      WAL
====================================================================================================================================
     A           $206,127,673        39.95%             Aaa            (1)          115 bps area / curve           7.90 years
------------------------------------------------------------------------------------------------------------------------------------
     B            $61,399,732        11.90%             Aa2            (1)          120 bps area / curve           7.90 years
------------------------------------------------------------------------------------------------------------------------------------
     C            $45,920,808         8.90%             Aa3            (1)          125 bps area / curve           7.90 years
------------------------------------------------------------------------------------------------------------------------------------
     D            $74,556,818        14.45%             A2             (1)               Not Offered               Not Offered
------------------------------------------------------------------------------------------------------------------------------------
     E            $43,083,005         8.35%             A3             (1)               Not Offered               Not Offered
------------------------------------------------------------------------------------------------------------------------------------
     F            $53,402,288        10.35%            Baa2            (1)               Not Offered               Not Offered
------------------------------------------------------------------------------------------------------------------------------------
     G            $14,962,959         2.90%            Baa3            (1)               Not Offered               Not Offered
------------------------------------------------------------------------------------------------------------------------------------
     H            $16,510,853         3.20%             Ba2            (1)          Not Publicly Offered      Not Publicly Offered
------------------------------------------------------------------------------------------------------------------------------------
     X               Notional          ---              Aaa            (2)               Not Offered               Not Offered
------------------------------------------------------------------------------------------------------------------------------------
    R-1                  $100          ---              Aaa            (1)
------------------------------------------------------------------------------------------------------------------------------------
    R-2                  $100          ---              Aaa            (1)               Not Offered               Not Offered
------------------------------------------------------------------------------------------------------------------------------------

(1) The lesser of 6.75% or the weighted average of the Pooled Security Interest Rates subject to available funds as described herein.

(2) The excess of interest received over that due to other Classes of Certificates.

      Note: It is anticipated that the Sellers will initially retain all of the "Not Offered" Certificates.


Bear, Stearns & Co. Inc. Whole Loan Desk (212) 272-5451            March 3, 1998
--------------------------------------------------------------------------------
This Information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this Information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  $499,453,283*

                                 (*approximate)
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                    Pass-Through Certificates, Series 1998-2
--------------------------------------------------------------------------------

Pooled Securities:      The Certificates will be backed by a pool of 96 classes
                        of mortgage-backed securities with an aggregate Pooled
                        Security Principal Balance of approximately $515,964,138 as of the Pooled Security Information Date. The Pooled
                        Securities evidence interests in 83 trusts (the
                        "Underlying Trusts"), the assets of which consist primarily of (i) conventional, fixed rate, first lien mortgage loans secured by one- to four- family residences or cooperative loans secured by shares in cooperative corporations (the "Mortgage Loans" or sometimes referred to as "Underlying Mortgage Loans") or
                        (ii) mortgage certificates representing interests in a total of 48 underlying trusts, the assets of which consist primarily of Mortgage Loans.

                        The Pooled Securities represent varying percentages of the aggregate Pooled Security Principal Balance of all Pooled Securities backing payment on the Certificates. Moreover, the Pooled Securities represent varying interests in the Underlying Mortgage Loans in the related Underlying Trusts. A Pooled Security representing a relatively small percentage of all Pooled Securities may be backed by a disproportionately large amount of Underlying Mortgage Loans; and conversely a Pooled Security representing a relatively large percentage of Pooled Securities may be backed by a disproportionately small amount of Underlying Mortgage Loans. Accordingly any aggregated statistical information provided herein should be read in conjunction with Schedule A attached hereto keeping in mind the relative size of each Pooled Security as compared to the relative size of the Underlying Mortgage Loans.

Collateral Profile* (as of the Mortgage Loan or Pooled Security Information
Date):

# of Underlying Mtg Loans:          116,742 loans           GWAC:     7.756%
Underlying Mtg Loan Balance:        $27,554,398,290         WAM:      307 months
Average Balance:                    $236,028                Age:       42 months
Amortization Type:                  100% Fixed Rate         % Cal:     51%
Wtd Avg Pooled Security Interest Rates:   7.262% (based upon Pooled Security
                                          Principal Balance)
Wtd Avg Credit Enhancement:               2.56% (based on Underlying Mortgage
                                          Loan Balance)

    Percentage of Portfolio                     Percentage of Portfolio                  Percentage of Portfolio
    by Underlying Servicer**                       By Latest Rating**                        by Issue Year**
===============================           ===================================           =========================
    Countrywide         11.9%                "A" or "A2"            41.0%               <1993                5.8%
-------------------------------           -----------------------------------           -------------------------
     Citibank           18.3%              "BBB" or "Baa2"          38.3%                1993               28.3%
-------------------------------           -----------------------------------           -------------------------
    GE Mortgage         10.4%             "BBB-" or "Baa3"          20.7%                1994               36.9%
-------------------------------           -----------------------------------           -------------------------
        RFC             15.7%                                                            1995                4.4%
-------------------------------           -----------------------------------           -------------------------
Prudential/Norwest      29.4%                                                            1996               13.8%
-------------------------------           -----------------------------------           -------------------------
   Others, < 5%         14.3%                                                            1997               10.8%
===============================           ===================================           =========================

*     All numbers are approximate
**    Percentages are approximate and based upon Pooled Security Principal
      Balance


Bear, Stearns & Co. Inc. Whole Loan Desk (212) 272-5451            March 3, 1998
--------------------------------------------------------------------------------
This Information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this Information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  $499,453,283*

                                 (*approximate)
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                    Pass-Through Certificates, Series 1998-2
--------------------------------------------------------------------------------

Credit Enhancement:     Credit enhancement with respect to the Certificates will
                        be provided by the subordination of the Certificates.
                        Losses will be applied to the most junior Class of Certificates outstanding (in reverse alphabetical order) beginning with the Class H Certificates ("Ba2"), until the Certificate Principal Balance of each such Class has been reduced to zero. Credit enhancement is initially provided by the existence of securities (or other credit support) subordinate to the Pooled Securities in their related Underlying Series (such underlying credit enhancement equals approximately 2.56% based on the aggregate Underlying Mortgage Loan Balance as of the Underlying Mortgage Loan Information Date).
                        Additionally, there will be approximately 60.05% (based upon the aggregate Pooled Security Principal Balance) credit enhancement to the "Aaa" level provided by the subordination of the Certificates.

                        Attached as Schedule B is an illustration of the credit enhancement structure and a schematic flow of Underlying Mortgage Loans through to the Pooled Securities.

Cashflow Summary:       Payments to the Certificates will be made to the extent
                        of available funds according to the following priority:

                        1. Payment of interest on the Certificates pro-rata at their respective Certificate Rates. The Certificate Rate for each Class of Certificates (other than the Class X) is a variable per annum interest rate equal to the lesser of (x) 6.75% and
                              (y) the weighted average of the Pooled Security Interest Rates, but in no event greater than (z) available interest received on the Pooled Securities expressed as a rate on the Certificates.

                        2. Payment of scheduled principal and prepayments will be allocated to the Certificates pro-rata based on their respective outstanding Certificate Principal Balance. Notwithstanding the foregoing, holders of the most senior Class of Certificates outstanding (in alphabetical order) are entitled to receive on each Distribution Date additional principal in an amount equal to the sum of the Realized Losses, if any, allocated to all Pooled Securities. On such Distribution Date additional principal is paid from the principal otherwise distributable to the holders of other Classes of Certificates (in reverse alphabetical order). If on any Distribution Date such principal is not available, it will be paid on subsequent Distribution Dates prior to payment of principal to any Class with a later alphabetical designation.


Bear, Stearns & Co. Inc. Whole Loan Desk (212) 272-5451            March 3, 1998
--------------------------------------------------------------------------------
This Information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this Information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  $499,453,283*

                                 (*approximate)
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                    Pass-Through Certificates, Series 1998-2
--------------------------------------------------------------------------------

Collateral Schedule:    The attached Schedule A sets forth information for each
                        of the Pooled Securities and the related Underlying
                        Mortgage Loans. This schedule is subject to and qualified by reference to the provisions of the Underlying Agreements and the related prospectus supplements or private placement memoranda related to the Pooled Securities or the related Senior Securities, as well as any subsequent information related thereto filed on a Current Report on Form 8-K with the Securities and Exchange Commission following the issuance of the related Pooled Securities. The information set forth in this table and elsewhere herein that is particularly within the knowledge of the various
                        Underlying Trustees, paying agents and Underlying
                        Servicers for the Underlying Trusts has been derived from data requested from and provided by them, including regular periodic reports provided to holders of Pooled
                        Securities, loan-by-loan information provided in tape form from the related master servicers or underlying issuers and information from outside sources such as Bloomberg L.P. and Mortgage Information Corp, but such information has not been independently verified by the Depositor or the Underwriter. With respect to approximately 4% of the aggregate outstanding principal balance of the Underlying Mortgage Loans, loan-by-loan information was not available for purposes of presenting the information in this table. Neither the Depositor nor the Underwriter, nor any of their respective affiliates, makes any representation that such information is accurate or complete.

                        All of the information provided on Schedule A as to the Pooled Securities is provided as of the Pooled Security Information Date and all information as to the Underlying Mortgage Loans is provided as of the Mortgage Loan Information Date. Unless otherwise noted, "weighted average" numbers relating to the Underlying Mortgage Loans are calculated based on the aggregate outstanding principal balance (or with respect to REO properties in certain Underlying Trusts, the aggregate book value) as of the Mortgage Loan Information Date.


Bear, Stearns & Co. Inc. Whole Loan Desk (212) 272-5451            March 3, 1998
--------------------------------------------------------------------------------
This Information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this Information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  $499,453,283*

                                 (*approximate)
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                    Pass-Through Certificates, Series 1998-2
--------------------------------------------------------------------------------

                                  RISK FACTORS

Reference is made to the "Risk Factors" section of the Prospectus Supplement for an expanded discussion of Risk Factors.

THE CERTIFICATES

Credit Risk from Subordination of the Pooled Securities to the Senior Securities. The sole source of payments for the Certificates are 96 mortgage-backed securities (the "Pooled Securities") which are subordinated to other classes of securities in the related Underlying Series. Payments of principal and interest on the Underlying Mortgage Loans will be available to make distributions on the related Pooled Securities on any Pooled Security Distribution Date (and hence interest and principal payments on the Certificates) only after certain required distributions of principal and interest have been made on the related Senior and in certain cases Mezzanine Securities and, with respect to prepayments, generally subject to certain Lock Out Periods and satisfaction of certain delinquency and other tests with respect to the Underlying Mortgage Loans) on such Pooled Security Distribution Date. All Realized Losses on the Underlying Mortgage Loans, to the extent not covered by the related Pooled Security Credit Support, if any will be allocated to the Pooled Securities prior to being allocated to the related Senior Securities and will adversely affect the yield on the Certificates.

Interest Rate Based on Interest Received. The interest rate allocable to each class of Certificates is limited to the amount of interest received on the Pooled Securities, therefore disproportionate payments on or allocations of Realized Losses to Pooled Securities with higher Pooled Security Interest Rates may adversely affect the yields on the Certificates.

Subordination of Certificates. On each Distribution Date, each Class of Certificates is generally entitled to receive their applicable pro-rata percentage of principal collections on the Pooled Securities. Notwithstanding the foregoing, holders of the most senior Class of Certificates outstanding (in alphabetical order) are entitled to receive additional principal in an amount equal to the sum of Realized Losses, if any, allocated to the Pooled Securities. Such additional principal is paid from principal otherwise distributable to the holders of other Classes of Certificates (in reverse alphabetical order). To the extent of funds available therefor, such other Classes of Certificates will receive such allocated but unpaid principal on future Distribution Dates.

Uncertain Timing of Payments on the Certificates. The interest and principal distributions on each Class of Certificates will be affected by (i) the rate and time at which principal and interest on the Underlying Mortgage Loans is paid,
(ii) the allocation of interest and principal payments and Realized Losses on the Underlying Mortgage Loans among the various classes of securities of the related Underlying Series and (iii) early termination of the Underlying Trusts and the Trust.

Payment Delay. Only funds actually received by the Trustee, as the registered holder of the Pooled Securities, together with the related Pooled Security Distribution Date Statement by a specified time prior to a Distribution Date will be passed through to the Certificateholders on such Distribution Date. Delays in receipt may affect yield. A delay in the receipt by the Trustee of distributions may occur, for example, with respect to those Pooled Securities that receive distributions by check rather than by wire transfer of immediately available funds or which are book-entry securities. A Supplemental Distribution Date may occur five Business Days after each Distribution Date.

Concentrations of Underlying Servicers and Underlying Trustees. The Underlying Mortgage Loans are serviced or master serviced by a number of different Underlying Servicers and the Pooled Securities have a number of different Underlying Trustees. Those Underlying Servicers with respect to more than 10% of the Underlying Mortgage Loans are Countrywide, Citibank, GE Mortgage, RFC and Prudential/Norwest.


Bear, Stearns & Co. Inc. Whole Loan Desk (212) 272-5451            March 3, 1998
--------------------------------------------------------------------------------
This Information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this Information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                  $499,453,283*

                                 (*approximate)
                      BEAR STEARNS MORTGAGE SECURITIES INC.
                    Pass-Through Certificates, Series 1998-2
--------------------------------------------------------------------------------

                              RISK FACTORS - CONT'D

Limited Obligations. The Certificates do not evidence an obligation of or an interest in the Trustee, the Depositor, the Underwriter, SunAmerica or any of their respective affiliates.

Rating. The ratings assigned to the Certificates by Moody's take into account the likelihood of timely payment of principal and interest on the Pooled Securities held in the Trust. Downgrade to the rating assigned to one or more of the Pooled Securities may result in a downgrade or withdrawal of the ratings assigned to the Certificates.

Legal Investment Considerations; Certificates are not SMMEA Securities. The Certificates are not SMMEA eligible. No representations or warranties are made concerning whether the Certificates are legal investments under any federal or state law, regulation, rule, or order of any court.

Lack of Liquidity. There is currently no secondary market for any Class of Certificates, and there can be no assurance that one will develop.

Certain Insolvency Risks. If the transfer of Pooled Securities from the Sellers to the Depositor and from the Depositor to the Trust were treated as a pledge rather than a sale, a delay or reduction in payments to Certificateholders could result.

Suitability. The yield to maturity and the aggregate amount and timing of distributions of the Certificates are subject to material variability from period to period over the life of the Certificates. An investment in the Certificates involves substantial risks and uncertainties and should only be considered by sophisticated investors with substantial investment experience with similar types of securities.

THE UNDERLYING MORTGAGE LOANS Mortgage Loan Delinquencies and Losses. Substantially all of the Underlying Trusts include Underlying Mortgage Loans that are delinquent or have experienced Realized Losses, and a significant number have REO Properties relating to defaulted Underlying Mortgage Loans.

Underwriting Standards and Potential Delinquencies. Although some of the Underlying Mortgage Loans were originated pursuant to underwriting standards that generally conform to the underwriting guidelines of FNMA and FHLMC, others were underwritten in accordance with "non-conforming" underwriting standards.

Concentration of Underlying Mortgage Loans in Certain States. Approximately 51% of the Underlying Mortgage Loans are secured by properties located in California. As a consequence, the loss experience of the Underlying Mortgage Loans will be more sensitive to downturns in the California economy and to local California natural disasters.

Deficiency on Liquidated Mortgage Loans. The market value of the Underlying Mortgage Loans included in any Underlying Trust generally will fluctuate with changes in prevailing rates of interest, among other factors and may result in liquidation proceeds less than aggregate outstanding principal and accrued interest.


Bear, Stearns & Co. Inc. Whole Loan Desk (212) 272-5451            March 3, 1998
--------------------------------------------------------------------------------
This Information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this Information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear Stearns & Co.                                                March 23, 1998
norquist                                                             04:25PM EST
                                  BSMSI-9802                         Page 1 of 1

                    BSMSI- 9802 Class A (A ) Aaa Rated Class

            Orig Bal 206,127,524 Fac 1.00000 Coup 6.750 Mat 01/30/28
                       Wac- 7.497(7.800) WAM-11/2023(308)
                  use NO hist. factor when amort start is set

Price/Yield View  Hist Coupons
Settle Date 27-Mar-1998  Curve Date 12-Mar-1998   Tranche:A (A   )

------------------------------------------------------------------------------------------
         100% PSA  150% PSA  200% PSA   250% PSA  300% PSA  400% PSA  500% PSA   prepay
                                                                                 losses
Price     5.6875%   5.6875%   5.6875%   5.6875%    5.6875%   5.6875%   5.6875%   1M_LIB
           11.6      10.0       8.8       7.9        7.2       6.2       5.5    Avg. Life
           03/98     03/98     03/98     03/98      03/98     03/98     03/98   1st Prin
           01/28     01/28     12/27     12/27      12/27     12/27     12/27   Last Prin
------------------------------------------------------------------------------------------
98:24    6.9       7.0       7.0       7.0        7.0       7.0       7.0       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:0     6.9       6.9       6.9       6.9        6.9       6.9       7.0       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:8     6.9       6.9       6.9       6.9        6.9       6.9       6.9       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:16    6.8       6.8       6.8       6.8        6.8       6.8       6.8       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:24    6.8       6.8       6.8       6.8        6.8       6.8       6.8       Yield
         7.1       6.5       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:0    6.8       6.8       6.8       6.7        6.7       6.7       6.7       Yield
         7.2       6.5       5.9       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:8    6.7       6.7       6.7       6.7        6.7       6.7       6.7       Yield
         7.2       6.5       5.9       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:16   6.7       6.7       6.7       6.7        6.6       6.6       6.6       Yield
         7.2       6.5       6.0       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:24   6.7       6.6       6.6       6.6        6.6       6.6       6.5       Yield
         7.2       6.5       6.0       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co.                                                March 23, 1998
norquist                                                             04:25PM EST
                                  BSMSI-9802                         Page 1 of 1

                    BSMSI- 9802 Class B (B ) Aa2 Rated Class

            Orig Bal 61,399,747 Fac 1.00000 Coup 6.750 Mat 01/30/28
                       Wac- 7.497(7.800) WAM-11/2023(308)
                  use NO hist. factor when amort start is set

Price/Yield View  Hist Coupons
Settle Date 27-Mar-1998  Curve Date 12-Mar-1998   Tranche:B (B   )

------------------------------------------------------------------------------------------
         100% PSA  150% PSA  200% PSA   250% PSA  300% PSA  400% PSA  500% PSA   prepay
                                                                                 losses
Price     5.6875%   5.6875%   5.6875%   5.6875%    5.6875%   5.6875%   5.6875%   1M_LIB
           11.6      10.0       8.8       7.9        7.2       6.2       5.5    Avg. Life
           03/98     03/98     03/98     03/98      03/98     03/98     03/98   1st Prin
           01/28     01/28     12/27     12/27      12/27     12/27     12/27   Last Prin
------------------------------------------------------------------------------------------
98:16    7.0       7.0       7.0       7.0        7.0       7.0       7.0       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
98:24    6.9       7.0       7.0       7.0        7.0       7.0       7.0       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:0     6.9       6.9       6.9       6.9        6.9       6.9       7.0       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:8     6.9       6.9       6.9       6.9        6.9       6.9       6.9       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:16    6.8       6.8       6.8       6.8        6.8       6.8       6.8       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:24    6.8       6.8       6.8       6.7        6.8       6.8       6.8       Yield
         7.2       6.5       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:0    6.8       6.8       6.8       6.7        6.7       6.7       6.7       Yield
         7.2       6.5       5.9       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:8    6.7       6.7       6.7       6.7        6.7       6.7       6.7       Yield
         7.2       6.5       5.9       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:16   6.7       6.7       6.7       6.7        6.6       6.6       6.6       Yield
         7.2       6.5       6.0       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns & Co.                                                March 23, 1998
norquist                                                             04:25PM EST
                                  BSMSI-9802                         Page 1 of 1

                    BSMSI- 9802 Class C (C ) Aa3 Rated Class

            Orig Bal 45,920,819 Fac 1.00000 Coup 6.750 Mat 01/30/28
                       Wac- 7.497(7.800) WAM-11/2023(308)
                  use NO hist. factor when amort start is set

Price/Yield View  Hist Coupons
Settle Date 27-Mar-1998  Curve Date 12-Mar-1998   Tranche:C (C   )

------------------------------------------------------------------------------------------
         100% PSA  150% PSA  200% PSA   250% PSA  300% PSA  400% PSA  500% PSA   prepay
                                                                                 losses
Price     5.6875%   5.6875%   5.6875%   5.6875%    5.6875%   5.6875%   5.6875%   1M_LIB
           11.6      10.0       8.8       7.9        7.2       6.2       5.5    Avg. Life
           03/98     03/98     03/98     03/98      03/98     03/98     03/98   1st Prin
           01/28     01/28     12/27     12/27      12/27     12/27     12/27   Last Prin
------------------------------------------------------------------------------------------
98:8     7.0       7.0       7.1       7.1        7.1       7.1       7.1       Yield
         7.1       6.4       5.9       5.4        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
98:16    7.0       7.0       7.0       7.0        7.0       7.1       7.1       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
98:24    6.9       7.0       7.0       7.0        7.0       7.0       7.0       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:0     6.9       6.9       6.9       6.9        6.9       6.9       7.0       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:8     6.9       6.9       6.9       6.9        6.9       6.9       6.9       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:16    6.8       6.8       6.8       6.8        6.8       6.8       6.8       Yield
         7.1       6.4       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
99:24    6.8       6.8       6.8       6.8        6.8       6.8       6.8       Yield
         7.1       6.5       5.9       5.5        5.1       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:0    6.8       6.8       6.8       6.7        6.7       6.7       6.7       Yield
         7.2       6.5       5.9       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------
100:8    6.7       6.7       6.7       6.7        6.7       6.7       6.7       Yield
         7.2       6.5       5.9       5.5        5.2       4.6       4.2       Duration
------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative.

                                   SCHEDULE A
       BSMSI-9802 POOLED SECURITY / UNDERLYING MORTGAGE LOAN INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                            Re-      Issue      Rating/      Pay     Coupon             Original       Current         Collateral
Shelf     Series   Des     Remic     Date       Agency       Date     Type    Coupon    Balance        Balance           Balance
------------------------------------------------------------------------------------------------------------------------------------
AMERT     9303     3-B      Yes     1993/07    BBB- / FT     27th     WAC     8.213    19,131,145    17,169,145.49    257,629,309.62
BSMSI     9308     M         No     1993/08    Baa3 / MD     25th     FIX     7.500    19,978,507    18,976,086.54    241,287,849.23
CAPPTC    94C      B-1       No     1994/02    A / FT        25th     FIX     6.750     6,070,000     5,742,237.55    244,407,365.26
CFC       9301     B-1       No     1993/09    Baa2 / MD     25th     FIX     7.125    20,000,194    18,976,449.94    279,719,873.85
CFC       9401     B-1       No     1994/01    BBB / FT      25th     FIX     6.875     9,003,885     8,570,478.30    323,394,429.13
CFC       9409     B-2       No     1994/03    BBB / FT      25th     FIX     6.500     3,373,659     3,221,688.52    369,901,330.14
CFC       9418     B-3       No     1994/07    BBB / FT      25th     FIX     8.000     1,750,000     1,696,474.36     86,631,785.57
CFC       9602     B-2       No     1996/07    A / FT        25th     FIX     7.750     2,847,000     2,808,563.12    122,533,413.44
CFC       9705     B-3       No     1997/07    Baa2 / MD     25th     FIX     7.500     2,100,068     2,090,202.69    307,649,327.56
CHASE     94E      B-2       No     1994/04    A / FT        25th     FIX     6.250     2,001,000     1,665,768.02    140,802,438.83
CHEMPT    9601     B-3       No     1996/01    BBB / FT      25th     FIX     7.250     2,406,000     2,359,480.75    191,054,844.90
CITIMT    9016     B         No     1990/10    BBB / SP      25th     FIX     9.500     5,673,664     5,673,664.00     18,011,596.57
CITIMT    9205     B         No     1992/04    A / SP        25th     FIX     8.000     9,516,504     9,516,503.91     15,201,363.67
CITIMT    9219     B         No     1992/11    BBB / SP      25th     FIX     7.500     9,109,558     9,109,558.01     72,943,862.95
CITIMT    9401     B-1       No     1994/01    Baa3 / MD     25th     FIX     6.500    11,036,000    10,397,986.26    103,487,705.97
CITIMT    9405     B-1       No     1994/03    Baa3 / MD     25th     FIX     6.250    16,828,704    15,965,171.18    205,628,868.85
CITIMT    9407     B-1       No     1994/04    Baa3 / MD     25th     FIX     6.250     9,938,740     9,472,008.16    115,338,163.95
CITIMT    9410     B-1       No     1994/06    Baa3 / MD     25th     FIX     6.250     9,098,005     8,721,074.80    100,537,509.95
CITIMT    9411     B-1       No     1994/08    Baa3 / MD     25th     FIX     6.250    15,381,000    14,808,195.03    127,284,021.35
CITIMT    9413     B-2       No     1994/10    BBB- / SP     25th     FIX     6.500     1,228,437     1,183,772.45     80,600,581.93
CITIMT    9502     B-3       No     1995/05    BBB / FT      25th     FIX     7.500     1,320,000     1,283,259.41     63,756,940.03
CITIMT    9601     B-1       No     1996/12    A / FT        25th     FIX     7.500     2,500,680     2,475,645.92    160,601,911.67
CITIMT    9703     B-1       No     1997/08    A / FT        25th     FIX     7.250     2,019,437     2,010,900.63    180,307,602.18
CITIMT    9703     B-2       No     1997/08    BBB / FT      25th     FIX     7.250     2,019,437     2,010,900.63              ----
CITIMT    9707     B-1       No     1997/12    A / FT        25th     FIX     7.000     2,020,172     2,017,186.16    200,876,413.16
CWD       94A      B-3       No     1994/01    BBB / FT      25th     FIX     6.750     2,000,000     1,898,999.30    147,700,962.86
CWD       94C      B-2       No     1994/02    A / FT        25th     FIX     6.500     3,060,807     2,914,107.99    194,821,665.73
CWD       94G      B-1       No     1994/03    A / FT        25th     FIX     6.500     4,612,288     4,402,238.11    249,740,674.76
DLJ       9403     B-1       No     1994/03    A / FT        25th     FIX     6.500     7,059,438     6,697,566.56    323,059,628.11
FBCS      9302R    1        Yes     1994/08    Baa3 / MD     28th     FIX     7.425    10,000,000     8,485,202.34    115,432,731.50
GECAP     9401     B-2       No     1994/01    BBB / FT      25th     FIX     6.500     7,992,626     7,578,757.32    611,922,527.89
GECAP     9416     B-2       No     1994/05    BBB / FT      25th     FIX     6.500     3,195,000     3,047,974.62    267,705,778.75
GECAP     9427     B-2       No     1994/07    BBB / FT      25th     FIX     6.500     2,331,552     2,229,035.56    186,951,080.27
GECAP     9507     B-2       No     1995/09    BBB / FT      25th     FIX     7.500     5,000,654     4,877,117.69    272,723,862.30
GECAP     9615     B-1       No     1996/10    A / FT        25th     FIX     7.750     3,136,499     3,098,874.22    186,050,002.84
GECAP     9616     B-2       No     1996/11    BBB / FT      25th     FIX     7.750     2,518,000     2,493,028.34    144,983,767.93
GECAP     9701     B-1       No     1997/01    A / FT        25th     FIX     7.500     3,751,000     3,717,013.21    247,813,213.10
GECAP     9702     1-B-2     No     1997/02    BBB / FT      25th     FIX     7.500     4,503,000     4,461,572.63    382,203,685.95
GECAP     9709     1-B-1     No     1997/10    A / FT        25th     FIX     7.250     4,761,000     4,747,490.10    459,799,121.62
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        %
           30 Day    60 Day  90 Day   Forecl    REO     Total   Credit                        WAM    AGE      %     Largest    ORIG
Shelf       PCT       PCT     PCT      PCT      PCT       DQ    Enhanc   CGWAC      CNWAC    (mos)  (mos)    CAL     State     LTV
------------------------------------------------------------------------------------------------------------------------------------
AMERT      1.27%     0.52%   1.16%    1.11%    0.44%    4.50%    3.77%   8.986%     8.623%    274     79     (2)      (2)      (2)
BSMSI      0.88%     0.00%   0.00%    0.24%    0.18%    1.30%    0.67%   7.579%     7.299%    289     55    CA 77%   CA 77%   70.91%
CAPPTC     0.45%     0.23%   0.09%    0.21%    0.12%    1.11%    2.46%   7.169%     6.838%    294     51    CA 25%   CA 25%   73.86%
CFC        0.76%     0.12%   0.38%    0.00%    0.00%    1.27%    1.25%   7.420%     7.157%    305     54    CA 70%   CA 70%   70.21%
CFC        0.49%     0.08%   0.00%    0.00%    0.00%    0.56%    1.14%   7.151%     6.888%    300     50    CA 63%   CA 63%   72.20%
CFC        0.40%     0.13%   0.06%    0.00%    0.08%    0.68%    1.08%   7.288%     7.025%    311     48    CA 61%   CA 61%   70.33%
CFC        2.31%     0.28%   0.00%    0.73%    0.52%    3.84%    1.81%   8.217%     7.966%    304     44    CA 20%   CA 20%   79.07%
CFC        0.40%     0.19%   0.66%    0.22%    0.19%    1.67%    2.62%   8.335%     8.034%    333     21    CA 46%   CA 46%   77.09%
CFC        1.17%     0.00%   0.09%    0.06%    0.00%    1.32%    1.02%   8.165%     7.906%    341     8     CA 36%   CA 36%   78.29%
CHASE      0.84%     0.00%   0.21%    0.00%    0.00%    1.04%    1.18%   6.839%     6.587%    139     47    CA 41%   CA 41%   63.82%
CHEMPT     0.15%     0.12%   0.00%    0.16%    0.00%    0.43%    1.23%   7.964%     7.250%    325     27    CA 56%   CA 56%   76.83%
CITIMT     3.01%     1.42%   4.14%    7.79%    0.00%   16.36%    7.40%  10.655%    10.405%    253    103    CA 21%   NY 63%   71.70%
CITIMT     2.80%     0.24%   0.00%    4.96%    0.00%    8.00%    2.04%   9.547%     9.297%    259     89    CA 19%   NY 42%   72.00%
CITIMT     1.52%     0.76%   0.55%    1.59%    0.00%    4.42%    3.69%   8.719%     8.469%    261     88    CA 23%   NY 37%   65.50%
CITIMT     1.30%     0.08%   0.00%    0.16%    0.24%    1.78%    0.80%   7.463%     7.213%    283     69    CA 21%   NY 39%   64.40%
CITIMT     0.56%     0.16%   0.10%    0.28%    0.15%    1.25%    0.70%   7.336%     7.086%    290     56    CA 19%   CA 19%   67.80%
CITIMT     1.16%     0.19%   0.12%    0.05%    0.00%    1.52%    0.88%   7.352%     7.102%    295     55    CA 22%   CA 22%   68.90%
CITIMT     0.89%     0.49%   0.00%    0.06%    0.00%    1.44%    0.86%   7.511%     7.261%    302     50    CA 12%   NY 20%   70.10%
CITIMT     1.99%     0.16%   0.00%    0.10%    0.62%    2.87%    1.33%   7.938%     7.688%    300     49    CA 14%   NY 26%   71.90%
CITIMT     1.35%     0.32%   0.00%    0.30%    0.00%    1.97%    1.82%   8.011%     7.761%    296     54    CA 16%   NY 37%   69.90%
CITIMT     1.30%     0.20%   0.50%    0.11%    0.06%    2.17%    2.40%   8.236%     7.986%    304     44    CA 9%    NY 29%   71.90%
CITIMT     0.74%     0.00%   0.00%    0.00%    0.00%    0.74%    2.77%   8.210%     7.960%    337     17    CA 25%   CA 25%   74.60%
CITIMT     0.00%     0.00%   0.00%    0.00%    0.00%    0.00%    2.23%   8.017%     7.767%    348     8     CA 25%   CA 25%   74.80%
CITIMT     ----      ----    ----     ----     ----     ----     1.12%    ----       ----     ----   ----    ----     ----     ----
CITIMT     0.36%     0.00%   0.00%    0.00%    0.00%    0.36%    1.76%   7.623%     7.373%    356     3     CA 45%   CA 45%   72.70%
CWD        0.78%     0.46%   0.25%    0.25%    0.00%    1.74%    1.29%   7.302%     6.866%    309     51    CA 36%   CA 36%   72.17%
CWD        1.76%     0.27%   0.57%    0.00%    0.00%    2.61%    2.05%   7.443%     7.050%    308     50    CA 79%   CA 79%   68.81%
CWD        1.46%     0.08%   0.23%    0.16%    0.08%    2.01%    2.05%   7.651%     7.263%    305     48    CA 94%   CA 94%   70.47%
DLJ        0.37%     0.13%   0.35%    0.40%    0.46%    1.70%    2.36%   7.426%     7.133%    302     49    CA 47%   CA 47%   74.21%
FBCS       6.30%     1.68%   1.27%    0.99%    0.39%   10.64%    1.87%   9.545%     7.479%    185    159    CA 1%    TX 84%   87.38%
GECAP      0.72%     0.08%   0.15%    0.32%    0.09%    1.36%    1.13%   7.244%     6.990%    297     51    CA 45%   CA 45%   73.75%
GECAP      0.49%     0.00%   0.00%    0.50%    0.10%    1.08%    1.34%   7.054%     6.825%    302     47    CA 33%   CA 33%   75.02%
GECAP      0.78%     0.14%   0.14%    0.13%    0.00%    1.19%    1.16%   7.117%     6.817%    299     49    CA 24%   CA 24%   75.23%
GECAP      0.88%     0.28%   0.08%    0.19%    0.09%    1.52%    2.12%   8.132%     7.916%    321     31    CA 33%   CA 33%   80.69%
GECAP      0.90%     0.00%   0.16%    0.39%    0.00%    1.45%    3.33%   8.417%     8.166%    336     18    CA 26%   CA 26%   81.11%
GECAP      1.57%     0.00%   0.19%    0.30%    0.00%    2.06%    1.72%   8.439%     8.182%    338     17    CA 26%   CA 26%   81.00%
GECAP      0.89%     0.12%   0.00%    0.68%    0.00%    1.70%    2.70%   8.107%     7.849%    342     15    CA 32%   CA 32%   80.11%
GECAP      0.91%     0.00%   0.29%    0.21%    0.00%    1.41%    1.17%   7.995%     7.748%    343     13    CA 37%   CA 37%   79.60%
GECAP      0.55%     0.00%   0.00%    0.00%    0.00%    0.55%    1.90%   7.839%     7.584%    353     5     CA 47%   CA 47%   77.68%
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE A
       BSMSI-9802 POOLED SECURITY / UNDERLYING MORTGAGE LOAN INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Feb-98
                            Re-      Issue      Rating/      Pay     Coupon             Original       Current         Collateral
Shelf     Series   Des     Remic     Date       Agency       Date     Type    Coupon    Balance        Balance           Balance
------------------------------------------------------------------------------------------------------------------------------------
GECAP     9709     1-B-2     No     1997/10    BBB / FT      25th     FIX     7.250     3,758,500     3,747,834.80              ----
GECAP     9709     2-B-2     No     1997/10    BBB / FT      25th     FIX     7.000     2,630,500     2,622,896.06    329,484,902.66
GECAP     9712     B-1       No     1997/12    A / FT        25th     FIX     7.000     6,127,497     6,118,725.68    620,544,954.55
GECAP     9712     B-2       No     1997/12    BBB / FT      25th     FIX     7.000     4,837,497     4,830,572.27              ----
HMSI      9705     B-2       No     1997/10    A / FT        25th     FIX     7.250     4,954,964     4,940,602.37    270,378,594.20
MORSRV    9602     B-1       No     1996/08    A / SP        25th     FIX     7.250     2,070,499     2,007,208.45    169,902,877.24
MSCAP1    9601     B-2       No     1996/02    A / FT        25th     FIX     7.250     2,355,000     2,311,319.70    130,996,094.16
NSCOR     9604     B-1       No     1996/08    A / FT        25th     FIX     7.750     4,789,000     4,726,179.03    314,000,073.34
NSCOR     9605     B-1       No     1996/10    A / FT        25th     FIX     8.000     4,562,000     4,512,981.74    310,417,577.18
PHMSC     93E      2-B      Yes     1993/07    A / FT        28th     WAC     7.394    21,207,000    20,850,914.47    895,269,636.41
PHMSC     93L      3-B-3    Yes     1993/12    BBB / FT      28th     WAC     6.641     5,000,000     4,999,999.97  2,125,459,836.34
PHMSC     94A      5-B      Yes     1994/04    BBB / FT      28th     WAC     6.803    21,000,000    20,268,735.65  3,701,560,776.11
PHMSC     94E      2-B      Yes     1994/10    A / FT        28th     WAC     7.340    32,343,000    31,578,899.74  1,441,946,523.87
PHMSC     95A      3-B      Yes     1995/03    BBB / FT      28th     WAC     8.981     6,452,000     6,283,935.20    314,078,197.67
PNC       9502     B-3       No     1995/09    BBB / FT      25th     FIX     7.500     2,700,018     2,637,368.10    211,733,837.86
PNC       9702     B-2       No     1997/02    A / FT        25th     FIX     7.500     1,774,000     1,758,667.44    145,198,021.75
PNC       9705     B-2       No     1997/09    A / FT        25th     FIX     7.250     2,626,078     2,617,251.19    308,119,304.27
PNC       9705     B-3       No     1997/09    BBB / FT      25th     FIX     7.250     3,501,438     3,489,668.91              ----
PWMAC     9307     M-3       No     1993/06    Baa3 / MD     25th     FIX     7.500     1,967,570     1,860,517.59    103,400,662.44
PWMAC     9402     M-2       No     1994/02    A / FT        25th     FIX     6.500     3,464,869     3,299,405.67    211,606,871.35
PWMAC     9402     M-3       No     1994/02    BBB / FT      25th     FIX     6.500     2,551,354     2,429,515.17              ----
RALI      97Q12    M-2       No     1997/11    A / FT        25th     FIX     7.250     4,471,600     4,463,224.20    291,246,693.96
RAST      96A3     B-1-B     No     1996/05    A / FT        25th     FIX     7.500     7,010,900     6,907,227.16    261,169,090.80
RAST      96A4     B-2       No     1996/06    A / FT        25th     FIX     7.500     5,098,000     5,027,207.47    191,876,746.83
RFC       93S10    M-2       No     1993/02    A / SP        25th     FIX     8.500     2,016,155     1,833,799.78     29,667,310.65
RFC       93S18    M-2       No     1993/05    A / SP        25th     FIX     7.500     6,257,900     5,886,813.16    218,280,762.77
RFC       93S18    M-3       No     1993/05    BBB / SP      25th     FIX     7.500     3,754,700     3,546,124.62              ----
RFC       93S21    M-3       No     1993/06    BBB / SP      25th     FIX     7.500     2,692,006     2,572,254.97    132,765,095.08
RFC       93S22    M-2       No     1993/06    A / SP        25th     FIX     7.000     4,333,550     4,102,206.32    245,923,828.41
RFC       93S22    M-3       No     1993/06    BBB / SP      25th     FIX     7.000     2,600,140     2,461,333.26              ----
RFC       93S24    M-3       No     1993/07    BBB / FT      25th     FIX     7.000     3,739,700     3,587,645.22    259,059,014.02
RFC       93S26    M-2       No     1993/07    A / FT        25th     FIX     7.500     5,640,445     5,338,218.34    188,028,918.60
RFC       93S26    M-3       No     1993/07    BBB / FT      25th     FIX     7.500     3,760,297     3,630,616.61              ----
RFC       93S27    M-3       No     1993/06    BBB / SP      25th     FIX     7.500     2,059,280     1,968,943.81    114,607,020.39
RFC       93S28    M-2       No     1993/08    A / FT        25th     FIX     7.000     3,210,000     3,049,350.79    150,742,324.25
RFC       93S28    M-3       No     1993/08    BBB / FT      25th     FIX     7.000     2,141,000     2,033,850.45              ----
RFC       93S34    M-3       No     1993/09    BBB / FT      25th     FIX     7.000     2,139,566     2,030,033.78    156,466,414.36
RFC       94S3     M-3       No     1994/02    BBB / SP      25th     WAC     6.739     1,496,000     1,428,149.92    237,673,100.22
RFC       95R20    M-3       No     1995/12    BBB / FT      25th     FIX     7.500     3,263,317     3,189,359.27    239,995,441.72
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        %
           30 Day    60 Day  90 Day   Forecl    REO     Total   Credit                        WAM    AGE      %     Largest    ORIG
Shelf       PCT       PCT     PCT      PCT      PCT       DQ    Enhanc   CGWAC      CNWAC    (mos)  (mos)    CAL     State     LTV
------------------------------------------------------------------------------------------------------------------------------------
GECAP      ----      ----    ----     ----     ----     ----     1.09%    ----       ----     ----   ----    ----     ----     ----
GECAP      0.65%     0.09%   0.00%    0.00%    0.00%    0.74%    1.06%   7.738%     7.482%    353     5     CA 48%   CA 48%   76.92%
GECAP      1.07%     0.08%   0.00%    0.00%    0.00%    1.15%    1.82%   7.733%     7.473%    355     4     CA 49%   CA 49%   76.37%
GECAP      ----      ----    ----     ----     ----     ----     1.04%    ----       ----     ----   ----    ----     ----     ----
HMSI       0.00%     0.00%   0.00%    0.00%    0.00%    0.00%    2.87%   8.486%     8.227%    346     5     CA 56%   CA 56%   75.25%
MORSRV     1.81%     0.37%   0.00%    0.00%    0.00%    2.18%    2.95%   8.137%     7.896%    266     57    CA 12%   NY 43%   71.88%
MSCAP1     2.56%     0.22%   0.61%    0.18%    0.00%    3.57%    2.65%   8.032%     7.244%    325     27    CA 40%   CA 40%   78.75%
NSCOR      0.99%     0.26%   0.94%    0.14%    0.27%    2.60%    2.71%   8.262%     7.992%    332     21    CA 27%   CA 27%   76.93%
NSCOR      1.19%     0.08%   0.00%    0.00%    0.00%    1.27%    2.98%   8.436%     8.166%    336     18    CA 26%   CA 26%   78.04%
PHMSC      0.88%     0.08%   0.33%    0.28%    0.18%    1.75%    4.94%   8.019%     7.819%    289     59    CA 62%   CA 62%   72.69%
PHMSC      0.57%     0.06%   0.12%    0.21%    0.06%    1.02%    1.40%   7.333%     7.133%    297     52    CA 72%   CA 72%   72.18%
PHMSC      0.41%     0.10%   0.14%    0.16%    0.10%    0.90%    1.32%   7.311%     7.112%    300     50    CA 68%   CA 68%   72.51%
PHMSC      0.35%     0.17%   0.25%    0.32%    0.07%    1.16%    2.73%   7.684%     7.484%    303     47    CA 54%   CA 54%   73.47%
PHMSC      1.13%     0.67%   1.11%    0.93%    0.08%    3.91%    3.24%   8.860%     8.660%    305     42    CA 27%   CA 27%   75.85%
PNC        2.12%     0.26%   0.00%    0.26%    0.00%    2.65%    1.56%   7.979%     7.037%    318     33    CA 23%   CA 23%   77.65%
PNC        1.52%     0.21%   0.00%    0.51%    0.00%    2.24%    2.42%   8.044%     7.754%    306     15    CA 38%   CA 38%   75.31%
PNC        0.52%     0.00%   0.00%    0.00%    0.00%    0.52%    2.27%   8.193%     7.905%    312     7     CA 49%   CA 49%   75.48%
PNC        ----      ----    ----     ----     ----     ----     1.13%    ----       ----     ----   ----    ----     ----     ----
PWMAC      1.31%     0.25%   0.21%    0.00%    0.00%    1.77%    2.16%   7.576%     7.189%    289     57    CA 50%   CA 50%   70.07%
PWMAC      1.26%     0.00%   0.00%    0.10%    0.26%    1.61%    2.29%   7.173%     6.754%    297     52    CA 44%   CA 44%   73.66%
PWMAC      ----      ----    ----     ----     ----     ----     1.14%    ----       ----     ----   ----    ----     ----     ----
RALI       2.37%     0.46%   0.00%    0.19%    0.00%    3.02%    2.81%   8.481%     8.151%    354     4     CA 20%   CA 20%   78.71%
RAST       2.72%     0.55%   0.53%    0.69%    0.36%    4.83%    3.89%   8.916%     8.531%    333     22    CA 35%   CA 35%   71.79%
RAST       3.38%     0.76%   0.96%    0.75%    0.34%    6.19%    3.93%   8.922%     8.536%    334     21    CA 36%   CA 36%   73.99%
RFC        6.21%     0.00%   0.00%    1.11%    0.99%    8.31%   11.05%   9.077%     8.646%    291     62    CA 81%   CA 81%   74.52%
RFC        0.74%     0.32%   0.17%    0.50%    0.45%    2.18%    6.32%   8.068%     7.629%    288     58    CA 55%   CA 55%   72.20%
RFC        ----      ----    ----     ----     ----     ----     4.70%    ----       ----     ----   ----    ----     ----     ----
RFC        1.20%     0.43%   0.16%    1.47%    0.00%    3.26%    3.73%   8.027%     7.580%    294     57    CA 56%   CA 56%   73.04%
RFC        0.64%     0.13%   0.00%    0.30%    0.10%    1.17%    3.32%   7.646%     7.209%    290     57    CA 65%   CA 65%   70.47%
RFC        ----      ----    ----     ----     ----     ----     2.32%    ----       ----     ----   ----    ----     ----     ----
RFC        0.73%     0.07%   0.00%    0.38%    0.09%    1.28%    1.95%   7.587%     7.190%    292     56    CA 62%   CA 62%   71.29%
RFC        1.96%     0.20%   0.00%    0.35%    0.23%    2.73%    4.40%   7.985%     7.568%    290     56    CA 67%   CA 67%   72.08%
RFC        ----      ----    ----     ----     ----     ----     2.47%    ----       ----     ----   ----    ----     ----     ----
RFC        1.97%     0.00%   0.00%    0.64%    0.00%    2.61%    3.61%   8.085%     7.608%    292     57    CA 82%   CA 82%   71.05%
RFC        0.68%     0.00%   0.00%    0.48%    0.11%    1.28%    2.95%   7.580%     7.105%    293     55    CA 70%   CA 70%   71.67%
RFC        ----      ----    ----     ----     ----     ----     1.60%    ----       ----     ----   ----    ----     ----     ----
RFC        0.88%     0.00%   0.27%    0.50%    0.00%    1.65%    1.46%   7.532%     7.147%    296     54    CA 68%   CA 68%   71.45%
RFC        0.80%     0.06%   0.00%    0.38%    0.00%    1.25%    1.80%   7.312%     6.924%    302     50    CA 34%   CA 34%   71.66%
RFC        0.10%     0.09%   0.10%    1.00%    0.00%    1.29%    1.95%   8.020%     7.489%    316     36    CA 41%   CA 41%   76.77%
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE A
       BSMSI-9802 POOLED SECURITY / UNDERLYING MORTGAGE LOAN INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                            Re-      Issue      Rating/      Pay     Coupon             Original       Current         Collateral
Shelf     Series   Des     Remic     Date       Agency       Date     Type    Coupon    Balance        Balance           Balance
------------------------------------------------------------------------------------------------------------------------------------
RFC       96S10    M-2       No     1996/05    A / FT        25th     FIX     7.500     6,700,600     6,573,570.86    453,671,870.48
RFC       96S14    M-2       No     1996/05    A / SP        25th     FIX     7.500     3,675,000     3,606,538.23    327,751,427.12
RFC       96S14    M-3       No     1996/05    BBB / SP      25th     FIX     7.500     1,837,500     1,803,269.14              ----
RFC       96S16    M-2       No     1996/07    A / SP        25th     FIX     7.750     4,552,300     4,485,140.01    255,432,415.19
RFC       96S18    M-2       No     1996/08    A / FT        25th     FIX     8.000     2,677,200     2,634,212.19    166,854,953.76
RFC       96S23    M-2       No     1996/11    A / FT        25th     FIX     7.750     3,247,100     3,215,088.65    204,920,544.86
RFC       96S25    M-2       No     1996/12    A / FT        25th     FIX     7.750     3,188,300     3,158,716.44    169,290,034.97
RYLPT3    92A      1-B      Yes     1992/08    BBB / SP      29th(1)  WAC     8.266     1,500,000     1,500,000.00    179,678,759.73
RYLPTC    9304     B-2       No     1993/08    BBB / FT      25th     FIX     7.500     5,405,000     5,135,340.09    328,102,095.25
SASCO     9601     B-1       No     1996/04    A / FT        25th     FIX     7.250     3,214,000     3,156,155.68    157,070,692.49
SASCO     9601     B-2       No     1996/04    BBB / FT      25th     FIX     7.250     1,653,000     1,623,249.94              ----
SASCO     9602     B-2       No     1996/05    A / SP        25th     FIX     7.000     2,509,000     2,455,002.07    167,461,222.09
SASI      9405     B-2       No     1994/05    A / SP        25th     FIX     7.000     4,987,697     4,779,332.42    391,211,554.04
SASI      9405     B-3       No     1994/05    BBB / SP      25th     FIX     7.000     3,740,773     3,584,499.55              ----
SASI      9504     B-2       No     1995/10    BBB / SP      25th     FIX     7.500     4,386,789     4,292,282.41    329,560,889.71
SASI      93J      3-B      Yes     1993/11    BBB / FT      28th     WAC     6.808    16,672,000    16,199,173.04  1,860,429,279.96
SBMSI     9409     B-2       No     1994/07    A / FT        25th     FIX     7.000     4,265,000     4,095,482.42    151,377,498.03
SBMSI     92D      B-4      Yes     1992/10    BBB / SP      28th     WAC     8.015     4,500,000     4,146,276.11    289,487,335.89
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                        7.213   535,342,259   515,964,267.42 27,554,398,290.40
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        %
           30 Day    60 Day  90 Day   Forecl    REO     Total   Credit                        WAM    AGE      %     Largest    ORIG
Shelf       PCT       PCT     PCT      PCT      PCT       DQ    Enhanc   CGWAC      CNWAC    (mos)  (mos)    CAL     State     LTV
------------------------------------------------------------------------------------------------------------------------------------
RFC        1.22%     0.15%   0.07%    0.44%    0.00%    1.87%    2.59%   7.888%     7.595%    332     22    CA 52%   CA 52%   75.79%
RFC        1.42%     0.01%   0.00%    0.16%    0.07%    1.65%    1.98%   7.816%     7.487%    318     30    CA <1%   NY 49%   72.33%
RFC        ----      ----    ----     ----     ----     ----     1.65%    ----       ----     ----   ----    ----     ----     ----
RFC        1.11%     0.23%   0.33%    1.30%    0.09%    3.05%    3.10%   8.536%     8.248%    334     20    CA 52%   CA 52%   77.18%
RFC        2.27%     0.04%   0.00%    0.08%    0.00%    2.39%    2.84%   8.487%     8.180%    335     20    CA 35%   CA 35%   76.46%
RFC        2.17%     0.25%   0.16%    0.82%    0.00%    3.40%    2.82%   8.441%     8.146%    339     16    CA 46%   CA 46%   77.64%
RFC        1.00%     0.58%   0.00%    0.47%    0.26%    2.32%    2.49%   8.415%     8.110%    340     15    CA 42%   CA 42%   76.44%
RYLPT3     5.04%     1.29%   3.11%    1.70%    0.14%   11.28%   19.10%   9.598%     9.131%    199    141    CA 3%    TX 38%   88.63%
RYLPTC     0.36%     0.10%   0.28%    0.00%    0.00%    0.74%    1.40%   7.606%     7.336%    293     55    CA 83%   CA 83%   70.60%
SASCO      1.44%     0.00%   0.74%    0.18%    0.00%    2.36%    2.28%   7.774%     7.518%    327     25    CA 46%   CA 46%   76.65%
SASCO      ----      ----    ----     ----     ----     ----     1.24%    ----       ----     ----   ----    ----     ----     ----
SASCO      0.00%     1.29%   0.00%    0.12%    0.00%    1.41%    3.52%   7.740%     7.524%    304     56     (2)      (2)      (2)
SASI       1.14%     0.00%   0.28%    0.00%    0.13%    1.55%    2.93%   7.398%     7.103%    311     48    CA 36%   CA 36%   73.93%
SASI       ----      ----    ----     ----     ----     ----     2.01%    ----       ----     ----   ----    ----     ----     ----
SASI       1.00%     0.68%   0.37%    0.58%    0.17%    2.79%    2.61%   8.187%     7.954%    320     31    CA 38%   CA 38%   75.98%
SASI       0.32%     0.14%   0.16%    0.21%    0.10%    0.93%    1.96%   7.502%     7.302%    296     54    CA 67%   CA 67%   72.73%
SBMSI      1.60%     0.14%   0.00%    0.00%    0.00%    1.73%    3.28%   7.819%     7.000%    312     48     (2)      (2)      (2)
SBMSI      2.39%     0.23%   0.11%    1.16%    0.36%    4.26%   11.05%   8.683%     8.231%    283     67    CA 71%   CA 71%   73.93%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS     0.90%     0.17%   0.20%    0.29%    0.09%    1.65%    2.56%   7.756%     7.470%    307     42    CA 51%            72.37%
------------------------------------------------------------------------------------------------------------------------------------

(1) 29th day of the month, or if in February, the last day, or if such day is not a business day, then the immediately succeeding business day.

(2)   Not Available



This information should be considered only after reading Bear Sterns' Statement Regarding Assumption as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of Statement from your sales representative.

                                   SCHEDULE B
                    BSMSI 1998-2 - CONTRIBUTION OF COLLATERAL
--------------------------------------------------------------------------------

                                                                                                       BSMSI 1998-2
                                                                                                 Pass-Through Certificates

                                                                                                 -------------------------
                                                                                                      Class A - "Aaa"         Sub %
                                                                                                        $206,127,673          60.05%

                                                                                                 -------------------------
                                                                                                      Class B - "Aa2"
                                                                                                        $61,399,732           48.15%

-------------------                            --------------      -------------------------     -------------------------
                                                                                                      Class C - "Aa3"
                                                                                                        $45,920,808           39.25%
      116,742                                      Senior
                                                 Securities               96 Classes             -------------------------
  $27,554,398,290        Contributed to 83                         (the "Pooled Securities")           Class D - "A2"
                         Underlying Trusts                               $515,964,138                   $74,556,818           24.80%
     Underlying                                --------------
                                                                                                 -------------------------
      Mortgage                                  Mezzanine                  Mezzanine                   Class E - "A3"
       Loans             (includes Trusts       Securities                    and                       $43,083,005           16.45%
                        secured by Mortgage                               Subordinate
                                               --------------             Securities             -------------------------
                         Loans and Trusts       Subordinate                                           Class F - "Baa2"
                      secured by securities)    Securities                                              $53,402,288           6.10%

-------------------                            --------------      -------------------------     -------------------------
                                                                                                      Class G - "Baa3"
                                                                                                        $14,962,960           3.20%

                                                                                                 -------------------------
                                                                                                      Class H - "Ba2"
                                                                                                        $16,510,853            ---

                                                                                                 -------------------------

This Information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this Information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.